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                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C

                                  FORM 8-K

                               Current Report

             Filed pursuant to Section 12, 13, or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 9, 1997

                             EIP MICROWAVE, INC.
                       -----------------------------
                (Exact name of issuer as specified in charter)

           DELAWARE                     0-5351                 95-2148645

(State or other jurisdiction of       Commission            (I.R.S. Employer
 incorporation or organization)       file number        Identification Number)

                               3 Civic Plaza
                                 Suite 265
                       Newport Beach, California 92660
                   (Address of principal executive offices)

                                 714-720-1766
             (Registrant's telephone number, including area code)

                             1745 McCandless Drive
                          Milpitas, California 95035
                                 408-945-1477
                    (Address of principal place of business)

Item 4.  Change in Registrant's Certifying Accountant

         EIP Microwave, Inc. (the "Company") retained Meredith, Cardozo,
Lanz & Chiu LLP as its independent accountant and dismissed Price Waterhouse LLP, effective October 9, 1997. During the two most recent fiscal years and through the date of change, there were no disagreements between the Company and Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years. The reports of Price Waterhouse LLP on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The change in independent accountant was approved by the Audit Committee of the Board of Directors of the Company.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EIP MICROWAVE, INC.



October 16, 1997                       /s/ Lewis R. Foster
                                       ----------------------------------
                                           Lewis R. Foster
                                           President

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